UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 28, 2006
Wellstone Filters, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28161	33-0619264

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Crown Boulevard, Timberlake, North Carolina	27583

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 336-597-8300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Signature
EX-3.1: CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On June 28, 2006, Wellstone Filters, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware. The substance of the amendment to the Certificate of Incorporation was previously disclosed in the Company’s Information Statement on Schedule 14C, that was filed with the Securities and Exchange Commission on June 8, 2006, and is incorporated herein by reference. A copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits:
3.1	Certificate of Amendment to the Certificate of Incorporation, dated June 28, 2006.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLSTONE FILTERS, INC.
Date: June 28, 2006	By:	/s/ Learned Jeremiah Hand
		Name:	Learned Jeremiah Hand
		Title:	Chief Executive Officer